EXHIBIT 23.2

         MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
         CERTIFIED PUBLIC ACCOUNTANTS  Letterhead



                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Registration Statement of Nostalgia Motorcars, Inc. on Form S-8 for our report relating to the financial statements of Nostalgia Motorcars, Inc. dated December 31, 2000.

                              /s/ MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                              ----------------------------------------------
                              MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                              Certified Public Accountants

Los Angeles, California
October 18, 2001









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